UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2024

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on July 8, 2024, Brien J. McMahon, Senior Executive Vice President and Chief Franchise Officer of Radian Group Inc. (the “Company”) was notified that his position was being eliminated and that his employment would be involuntarily terminated without cause, effective September 13, 2024 (“Termination Date”).

On July 13, 2024, Mr. McMahon and the Company entered into a Transition, Separation and Release Agreement (the “Transition Agreement”) that will become effective on July 21, 2024, unless it is earlier revoked. Subject to the terms and conditions of the Transition Agreement, Mr. McMahon will be entitled to severance payments and other benefits that are consistent with the compensation and other benefits applicable to a “qualifying termination” under his previously disclosed Executive Severance Agreement and as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 5, 2024. Mr. McMahon executed a release of claims against the Company in connection with entering into the Transition Agreement, and he must execute and not revoke a second release of claims against the Company on or after the Termination Date in order to receive the severance payments and other benefits under the Transition Agreement. Under the Transition Agreement, Mr. McMahon has agreed not to compete with the Company and not to solicit the Company’s employees or customers for twelve months following his Termination Date. The foregoing summary of the Transition Agreement is not a complete description of all of the terms and conditions, and is qualified in its entirety by reference to the full text of the agreement which is filed as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1*+	Transition, Separation and Release Agreement, entered into as of July 13, 2024, between Brien J. McMahon and Radian Group Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibit C of to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of the omitted exhibit to the SEC upon its request.
+	Management contract, compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: July 18, 2024	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Senior Executive Vice President, General Counsel and Corporate Secretary